PAGE 1
-----------------------------------------------
Keystone Strategic Income Fund
Seeks generous income from high yield, foreign and U.S. government or agency obligations.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance and review market events for the six-month period which ended January 31, 1996.

Performance

Your Fund provided the following total returns, including income and price changes:

  Class A shares returned 4.37% for the six-month and 13.26% for the twelve-month periods.

  Class B shares returned 4.13% for the six-month and 12.49% for the twelve-month periods.

  Class C shares returned 3.99% for the six-month and 12.34% for the twelve-month periods.

  The Lehman Aggregate Bond Index--an index of investment grade U.S. bonds--returned 7.25% and 16.94% for the same six- and twelve-month periods. In addition, Morningstar, an independent mutual fund rating service, assigned your Fund **** (four stars)--the second highest rating--out of 1404 taxable bond funds as of January 31, 1996.

  While the performance of your Fund was positive, the results for the six-month period did not meet our expectations, especially considering the strategic changes made during the past year which we expected to result in more consistent performance.

  During the period, we maintained the basic asset allocation of your Fund at approximately 43% high yield, 34% foreign and 20% U.S. government obligations, with the remainder in cash. Within each of these categories, we made significant changes with the goal of reducing price variability.

  The primary reason your Fund did not perform better was due to several major holdings in the high yield portion of the portfolio which suffered significant price losses. Our strategy for the Fund's high yield holdings was to improve diversification by reducing reliance on major holdings, particularly lower-rated or unrated holdings. However, implementation of this strategy was not accomplished fast enough to avoid disappointments in some holdings.

  We believe the long-term strategies which we implemented during the six-month period should help your Fund achieve more consistent performance in the months ahead.

A conservative strategy

For the balance of your Fund's high yield bond holdings, we pursued a conservative approach, which focused on lower risk investments. Our strategy included upgrading quality, increasing liquidity and improving portfolio diversification. We continued to upgrade the portfolio's high yield bond holdings with higher quality bonds, a program we began about two years ago. We emphasized BB-rated bonds, which have historically provided better performance in a slow growth environment and good trading liquidity.

                                 --continued--

----------
(1)Source: Morningstar, Inc. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of January 31, 1996. Ratings are subject to change monthly. They are calculated based on the Fund's 3- and 5-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the taxable bond category, the Fund received a 2-star rating for the 3-year and a 5-star rating for the 5-year periods. There is no 10-year rating because the Fund was founded less than 10 years ago. There were 806 funds in the 3-year, 411 funds in the 5-year, and 513 funds in the 10-year taxable bond category. Past performance is no guarantee of future results.

PAGE 2
-----------------------------------------------
Keystone Strategic Income Fund





In the foreign bond portion of the portfolio, our holdings of Latin American U.S. dollar-denominated bonds rebounded strongly during the period. As these bonds recovered, we moved about half of your Fund's foreign holdings into Canadian, Danish and Swedish government bonds. We made this change because these bond markets have a history of lower price fluctuations than the emerging markets. These foreign bonds offered the potential for price increases if interest rates declined as we expected.

  In the U.S. government portion of the portfolio, we emphasized securities with better price stability. Here, we reduced holdings of U.S. Treasury securities and increased holdings of mortgage-backed securities. Mortgage-backed securities typically have provided better price stability and higher yields than U.S. Treasury securities.

Our outlook

We have a neutral outlook for the U.S. bond market in 1996. Economic growth should be positive but slow and inflation should be under control. In the short-term interest rates may rise, but we expect the long-term fundamentals to support interest rates close to current levels. In this environment, we believe most of your Fund's U.S. returns should come from income rather than price appreciation. Overseas, we anticipate further declines in European interest rates, providing the potential for price appreciation.

A final note

The difficulties experienced by your Fund have taught us some important lessons. We believe we have learned from this and have taken appropriate actions. While these changes offer no guarantees, we will attempt to make every effort to manage your Fund in an effective manner which provides the potential for attractive income and consistent performance over the long term.

  Thank you for your continued support of Keystone Strategic Income Fund. As always, we welcome your comments and letters.

Sincerely,


/s/ Albert H. Elfner, III
--------------------------------

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.


/s/ George S. Bissell
--------------------------------

George S. Bissell
Chairman of the Board
Keystone Funds

March 1996

PAGE 3
-----------------------------------------------



                               A Discussion With
                               Your Fund's Manager

   Richard Cryan is a portfolio manager of the Fund and heads Keystone's high yield bond team. Mr. Cryan has more than 16 years of investment experience, and served as president of Wasserstein Perella Asset Management and also as portfolio manager at Fidelity Investments. Dick received his BS from the University of Colorado and his MBA from Columbia University. In managing the
   Fund, he is supported by Gilman Gunn, head of Keystone's international bond group and Chris Conkey head of Keystone's domestic high grade bond group.

Q How would you characterize the investment climate over the past six months?

A For most of the six-month period, the market environment was generally positive for U.S. high grade bonds, but less so for high yield corporate issues. Nevertheless, both high grade and high yield bonds provided attractive returns. In the U.S., declining interest rates resulted in price increases especially for long-term and U.S. government issues.

   Lower U.S. interest rates also had a positive effect on foreign bonds in countries where the currency is linked to the U.S. dollar. This benefited our holdings of U.S. dollar-denominated Latin American debt. In Europe, most countries continued to struggle to emerge from recessions. To stimulate economic growth, the governments of Germany and France lowered interest rates, which again was positive for bond prices.

Q  What effect did the budget discussions have on the bond market?

A The federal budget negotiations were an important influence on the bond market during the six-month period. If a balanced budget agreement is reached, it should result in a smaller deficit. This would mean that the U.S. Treasury would borrow less, resulting in potentially higher bond prices. Federal budget negotiations put some downward pressure on bond prices in the short run because the outcome of those talks was unknown. However, we think there is a concerted effort to shrink the federal budget deficit, which could have a positive impact on bond prices over the long term.

Q  How did the Fund perform?

A Overall, the Fund's high yield, foreign, and high grade investments provided positive returns. However, a few of the Fund's high yield bond holdings were disappointing, which held back overall Fund performance. In September, AMPEX lost about 25% of its value when the company's stock experienced a significant price decline. Since the end of the period, the Fund's holding of AMPEX has rebounded. The following month, Drypers was hit with unanticipated credit problems. Although it was very thinly traded, we were able to sell it and limit our exposure to further losses. A third issue, Grand Palais, provided an unpleasant surprise to many experienced investors. The bonds were part of a high profile partnership to build the world's largest casino in downtown New Orleans. In

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks generous income from high yield, foreign and
U.S. government or agency obligations.
Commencement of investment operations: April 14, 1987
Average maturity: 10 years
Net assets: $259 million
--------------------------------------------------------------------------------

PAGE 4
-----------------------------------------------
Keystone Strategic Income Fund


--------------------------------------------------------------------------------
[Pie Chart]

Asset Allocation
as of January 31, 1996


High yield corporate bonds (industrial notes & bonds) (43%)
Foreign bonds (U.S.$) (21%)
Foreign bonds (Non-$) (13%)
U.S. government and agency issues (20%)
Other(1) (3%)

----------
(1)Includes other assets and liabilities, common stocks/warrants, and preferred stock.
--------------------------------------------------------------------------------


November, senior management of one of the partners filed comments with the Securities and Exchange Commission indicating that the project was on track. Four days later, the bank pulled the project's construction loan and Grand Palais bonds essentially lost their value.

  These events had a dampening effect on the Fund's performance during the six-month period. An experience like this demonstrates that despite the most thorough research and ongoing monitoring of Fund holdings, business and credit problems do occasionally arise in the high yield segment of the bond market.

Q  What was your strategy in this environment?

A Overall, our strategy has focused on reducing price volatility. We basically maintained the Fund's asset allocations at 43% U.S. high yield, 34% foreign and 20% U.S. high grade bonds as a percentage of net assets. However, we made significant changes within each asset class.

Q  What changes did you make in the high yield sector?

A With prospects of slower growth on the horizon, we used a three-part strategy in managing the Fund's high yield bond holdings. First, we continued upgrading the portfolio with higher quality bonds to increase liquidity and reduce exposure to default risk, a defensive strategy we initiated about two years ago. Lower quality bonds are less liquid than higher quality issues, requiring more lead time to buy and sell them.

  Second, we decreased our equity exposure. These stocks, warrants or rights had contributed excellent performance to the Fund a few years ago. They were originally acquired at no cost as part of our purchase of bonds issued by the same company. During the six- month period, selected issues had disappointing performance, and we continued to eliminate or reduce our exposure to these issues. By the end of the period, the Fund's holdings of equity securities amounted to less than 1% of net assets.

   Third, we increased diversification, both by adding to holdings and reducing large positions. The total number of issues rose over the six-month period and we reduced the size of some of our larger individual holdings. We believe that greater diversification should help reduce the effect of any one holding on performance in the high yield portion of the portfolio.

Q  ... And in the foreign bond component?

A Our holdings in U.S. dollar-denominated Latin American debt provided excellent performance in reaction to declines in U.S. interest rates. As these holdings rebounded, we reduced our holdings by half, reinvesting the proceeds into non-dollar Canadian, Danish and Swedish government bonds. We partially hedged these bonds into U.S. dollars to provide some protection from currency fluctuations. These countries have well established, liquid markets, and historically have had lower volatility than the emerging markets. We added government bonds because they have virtually no credit risk, and we expected them to benefit from anticipated interest rate declines.

Q  What was your strategy for U.S. high grade bonds?

A We reduced holdings of U.S. Treasuries in favor of Government National Mortgage Association ("Ginnie Mae") and Federal National Mortgage Association

PAGE 5
-----------------------------------------------

("Fannie Mae") obligations. We made these changes to reduce volatility. Agency securities have historically provided better price stability and more attractive yields than Treasuries.

Q  What is your outlook?

A In the U.S., we expect there may be some market volatility in the short term. But, we expect interest rates to remain at or close to current levels over the next six months. An environment of slowing U.S. economic growth will likely be more difficult for high yield bonds, but we think our higher quality emphasis in this area should help limit possible price declines. Overseas, we expect the trend towards lower interest rates in Europe should continue to benefit bond prices. In this environment, we expect that the Fund's returns will come from income rather than appreciation.


Top 10 Holdings
as of January 31, 1996                             Percentage of
Security/Coupon Rate/Maturity date                  net assets
-----------------------------------------------------------------
Kingdom of Sweden, 10.25%, 2003                         5.6
-----------------------------------------------------------------
Kingdom of Denmark, 8%, 2003                            5.1
-----------------------------------------------------------------
U.S. Treasury bonds, 7.875%, 2021                       4.8
-----------------------------------------------------------------
Telecom Brasil, 10%, 1997                               3.8
-----------------------------------------------------------------
GNMA Pool, 6.5%, 2009                                   3.7
-----------------------------------------------------------------
Telecom Argentina, 8.375%, 2000                         3.4
-----------------------------------------------------------------
Government of Canada, 7.5%, 2000                        2.5
-----------------------------------------------------------------
Telefonica de Argentina S.A., 11.875%, 2004             2.5
-----------------------------------------------------------------
FNMA Pool, 7%, 2025                                     2.4
-----------------------------------------------------------------
FNMA Pool, 8.5%, 2025                                   1.9
-----------------------------------------------------------------

                                    [diamond]

                        This column is intended to answer
                questions about your Fund. If you have a question
                    you would like answered, please write to:
                     Keystone Investment Distributors, Inc.,
                  Attn: Shareholder Communications, 22nd Floor,
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
-----------------------------------------------
Keystone Strategic Income Fund


Your Fund's Performance

--------------------------------------------------------------------------------
[Mountain Chart]


Growth of an investment in
Keystone Strategic Income Fund
Class A

In Thousands

Total Value: $17,837

        Initial Investment      Reinvested Distributions
                 9534                9534
1/88             8991                9594
                 8915               10679
1/90             7372               10048
                 4848                7757
1/92             6372               11731
                 6763               13890
1/94             7953               18075
                 6343               15749
1/96             6563               17837

A $10,000 investment in Keystone Strategic Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $17,837 on January 31, 1996. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------



Six-Month Performance as of January 31, 1996
--------------------------------------------------------------------------------
                                 Class A        Class B          Class C
Total returns*                      4.37%          4.13%            3.99%
Net asset value 7/31/95           $ 6.89         $ 6.92           $ 6.92
                1/31/96           $ 6.89         $ 6.93           $ 6.92
Dividends                         $ 0.29         $ 0.27           $ 0.27
Capital gains                      None           None             None

* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record as of January 31, 1996
--------------------------------------------------------------------------------
Cumulative total returns       Class A         Class B         Class C
1-year w/o sales charge           13.26%          12.49%          12.34%
1-year                             7.88%           8.49%          12.34%
5-year                           119.02%            --              --
Life of Class                     78.37%          22.58%          25.37%
Average Annual Returns
1-year w/o sales charge           13.26%          12.49%          12.34%
1-year                             7.88%           8.49%          12.34%
5-year                            16.89%            --              --
Life of Class                      6.80%           7.02%           7.83%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

 Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

 Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

 You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
-----------------------------------------------


SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity   Principal       Market
                                                                     Rate      Date      Amount        Value
----------------------------------------------------------------------------------------------------------------
FIXED INCOME (96.9%)
INDUSTRIAL BONDS & NOTES (42.5%)
ADVERTISING (2.2%)
EZ Communications, Inc.                       Sr. Notes (Subord.)    9.750%    2005    $2,000,000   $ 2,040,000
K III Communications Corp. (e)                Sr. Notes              8.500     2006     1,000,000     1,003,750
Lifestyle Brands                              Gtd. Deb. (Subord.)   10.000     1997       700,000       700,000
Sinclair Broadcast Group                      Sr. Notes (Subord.)   10.000     2005     1,900,000     1,966,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,710,250
----------------------------------------------------------------------------------------------------------------
AEROSPACE (0.7%)
SabreLiner Inc.                               Sr. Notes             12.500     2003     1,900,000     1,748,000
----------------------------------------------------------------------------------------------------------------
AMUSEMENTS (2.5%)
Boyd Gaming Corp.                             Sr. Notes (Subord.)   10.750     2003     2,000,000     2,125,000
                                              Sr. Secd. PIK
Hemmeter Enterprises, Inc. (c)(e)             Notes                 12.000     2000     6,597,710     2,309,199
Resorts International Hotel Finance           Mtge. Notes           11.000     2003     2,000,000     1,940,000
Starcraft Corp. (2/11/88-$178,833)(b)(c)      Notes (Subord.)       16.500     1998       750,000        15,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,389,199
----------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (2.3%)
Alpine Group, Inc. (e)                        Sr. Notes             12.250     2003     1,000,000       980,000
HMH Properties, Inc.                          Sr. Secd. Notes        9.500     2005     1,500,000     1,545,000
Koppers Industries, Inc.                      Sr. Notes              8.500     2004     2,050,000     2,009,000
Schuller International Group, Inc.            Sr. Notes             10.875     2004     1,400,000     1,575,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,109,000
----------------------------------------------------------------------------------------------------------------
CABLE (4.3%)
Adelphia Communications Corp.                 Sr. Notes             12.500     2002     2,000,000     2,015,000
Bell Cablemedia PLC (Eff. Yield
  10.67%)(d)                                  Sr. Disc. Notes        0.000     2005     2,000,000     1,317,500
Cablevision Systems Corp.                     Sr. Deb. (Subord.)     9.875     2013     2,000,000     2,140,000
Comcast Corp.                                 Sr. Deb. (Subord.)    10.625     2012     2,000,000     2,280,000
Continental Cablevision, Inc.                 Sr. Deb.               9.500     2013     1,525,000     1,650,813
Marcus Cable Operating Co. (Eff. Yield
 10.54%)(d)                                   Sr. Disc. Notes        0.000     2004     1,000,000       752,500
Rogers Cablesystems Ltd.                      Sr. Notes             10.000     2005     1,000,000     1,095,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     11,250,813
----------------------------------------------------------------------------------------------------------------
CHEMICALS (2.0%)
Arcadian Partners, LP                         Sr. Notes             10.750     2005     1,000,000     1,110,000
G-I Holdings Inc. (Eff. Yield 8.72%)(d)       Sr. Notes              0.000     1998     1,000,000       802,500
Sherritt Inc.                                 Notes                  9.750     2003     2,000,000     2,167,500
Sifto Canada Inc.                             Sr. Notes              8.500     2000     1,000,000       992,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,072,500
----------------------------------------------------------------------------------------------------------------


                                                        (continued on next page)

PAGE 8
-----------------------------------------------
Keystone Strategic Income Fund


SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity   Principal       Market
                                                                     Rate      Date      Amount        Value
----------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.3%)
American Safety Razor Co.                     Sr. Notes              9.875%    2005    $2,000,000   $ 2,080,000
International Semi-Tech Electronics,
  Inc.
 (Eff. Yield 11.98%)(d)                       Sr. Disc. Notes        0.000     2003     3,000,000     1,755,000
Revlon Consumer Products Corp.                Sr. Notes (Subord.)   10.500     2003     2,000,000     2,070,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      5,905,000
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.5%)
Jordan Industries, Inc.                       Sr. Notes             10.375     2003     1,300,000     1,171,625
----------------------------------------------------------------------------------------------------------------
FOODS (4.3%)
American Rice Inc.                            Mtge. Notes           13.000     2002     2,000,000     1,880,000
Iowa Select Farms (1/21/94-$2,272,552)
 (Eff. Yield 13.72%)(b)(c)(d)                 Sr. Disc. Notes        0.000     2004     7,211,000     3,587,112
Iowa Select Farms (8/2/94-$2,696,506)
 (Eff. Yield 16.62%)(b)(c)(d)                 Sr. Disc. Notes        0.000     2004     7,954,000     3,956,717
Specialty Foods Corp.                         Sr. Notes (Subord.)   11.250     2003     2,000,000     1,680,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     11,103,829
----------------------------------------------------------------------------------------------------------------
HEALTHCARE (1.4%)
Quorum Health Group Inc.                      Sr. Notes              8.750     2005     2,000,000     2,125,000
Tenet Healthcare Corp.                        Sr. Notes              8.625     2003     1,400,000     1,501,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      3,626,500
----------------------------------------------------------------------------------------------------------------
INSURANCE (1.6%)
CCP Insurance, Inc.                           Sr. Notes (Subord.)   10.500     2004     2,000,000     2,205,000
Reliance Group Holdings, Inc.                 Sr. Deb. (Subord.)     9.750     2003     2,000,000     2,070,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      4,275,000
----------------------------------------------------------------------------------------------------------------
METALS & MINING (1.5%)
Algoma Steel Inc.                             1st Mtge.             12.375     2005     1,500,000     1,380,000
Inland Steel Co.                              Unsecd. Notes         12.750     2002     1,910,000     2,177,400
NS Group, Inc.                                Units                 13.500     2003       550,000       500,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      4,057,900
----------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.6%)
TransTexas Gas Corp.                          Sr. Secd. Note        11.500     2002     1,500,000     1,537,500
----------------------------------------------------------------------------------------------------------------
OIL (1.4%)
Gulf Canada Resources Ltd.                    Sr. Notes (Subord.)    9.625     2005     1,475,000     1,574,563
Vintage Petroleum, Inc.                       Sr. Notes (Subord.)    9.000     2005     2,000,000     2,060,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      3,634,563
----------------------------------------------------------------------------------------------------------------

PAGE 9
-----------------------------------------------


SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity   Principal       Market
                                                                     Rate      Date      Amount        Value
----------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (5.0%)
Buckeye Cellulose Corp.                       Sr. Notes (Subord.)    8.500%    2005    $1,000,000   $ 1,045,000
Calmar Inc. (e)                               Sr. Notes (Subord.)   11.500     2005     2,000,000     2,025,000
Container Corp. of America                    Sr. Notes             10.750     2002     1,425,000     1,464,188
Owens-Illinois, Inc.                          Deb.                  11.000     2003     2,000,000     2,265,000
Rainy River Forest Products, Inc.             Sr. Notes             10.750     2001     2,000,000     2,205,000
Repap New Brunswick Inc.                      Sr. Notes             10.625     2005     1,500,000     1,455,000
Tembec Finance Corp.                          Sr. Notes              9.875     2005     2,500,000     2,412,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     12,871,688
----------------------------------------------------------------------------------------------------------------
RESTAURANTS (1.4%)
Great American Cookie Co., Inc.
  (12/01/93-$1,990,000)(b)                    Sr. Secd. Notes       10.875     2001     2,000,000     1,650,000
Pantry, Inc.                                  Sr. Notes             12.000     2000     2,000,000     1,965,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      3,615,000
----------------------------------------------------------------------------------------------------------------
RETAIL (2.4%)
Bruno's, Inc                                  Sr. Notes (Subord.)   10.500     2005     1,500,000     1,477,500
Cole National Group, Inc.                     Sr. Notes             11.250     2001     1,750,000     1,771,897
Finlay Fine Jewelry Corp.                     Sr. Notes             10.625     2003     1,000,000       965,000
Ralphs Grocery Co.                            Sr. Notes             10.450     2004     2,000,000     1,990,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,204,397
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY (0.4%)
Ampex Corp. (3/22/94-$875,140)                Disc. Conv. Bonds,
  (Eff. Yield 10.125%)(b)(d)                   Series C              0.000     1997       958,000     1,118,944
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.6%)
Centennial Cellular Corp.                     Sr. Notes              8.875     2001     2,300,000     2,282,750
Diamond Cable Communications Co.
  (Eff. Yield 11.09%)(d)                      Sr. Disc. Notes        0.000     2005     2,425,000     1,479,250
Fundy Cable Ltd.                              Sr. Notes             11.000     2005     1,000,000     1,052,500
                                              Gtd. Sr. Notes
Rogers Cantel Mobile Inc.                     (Subord.)             11.125     2002       500,000       540,625
Videotron Holdings, PLC (Eff. Yield
  9.69%)(d)                                   Sr. Disc. Notes        0.000     2005     2,000,000     1,300,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,655,125
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION (2.6%)
                                              1st Pfd. Mtge.
Eletson Holdings, Inc.                        Notes                  9.250     2003     2,000,000     2,010,000
Exide Corp.                                   Sr. Notes             10.000     2005     1,500,000     1,612,500
Gearbulk Holding Ltd.                         Sr. Notes             11.250     2004     1,000,000     1,082,500
Viking Star Shipping, Inc.                    Notes                  9.625     2003     2,000,000     2,095,000
----------------------------------------------------------------------------------------------------------------
                                                                                                      6,800,000
----------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

PAGE 10
-----------------------------------------------
Keystone Strategic Income Fund

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity   Principal       Market
                                                                     Rate      Date      Amount        Value
----------------------------------------------------------------------------------------------------------------
UTILITIES (0.5%)
Consolidated Hydro, Inc.
  (Eff. Yield
  14.76%)(6/15/93-$1,879,373)(b)(d)           Sr. Disc. Notes        0.000%    2003   $ 3,100,000  $  1,240,000
----------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$114,926,209)                                                 110,096,833
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (15.1%)
FHLMC PC Pool #61466                                                 7.500     2009     3,369,145     3,460,752
FNMA Grantor Trust 95-T5A                                            7.000     2035     1,500,000     1,487,813
FNMA #124289, Cap. 13.428%, Margin 2.00% + CMT                       7.746     2021     4,537,233     4,687,552
FNMA Pool #315776                                                    8.500     2025     3,928,775     4,084,533
FNMA Pool #322356                                                    7.000     2025     4,582,711     4,624,231
FNMA Pool #322760                                                    8.500     2025     4,747,541     4,959,662
FNMA Pool #324193                                                    7.000     2025     6,229,198     6,285,635
GNMA Pool #780163                                                    6.500     2009     9,378,456     9,495,686
----------------------------------------------------------------------------------------------------------------
Total Mortgage-Backed Securities (Cost--$38,480,459)                                                 39,085,864
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U. S. DOLLARS) (21.1%)
Celulose Nipo Brasileiras                     Unsecd. Deb.           9.375     2003     3,750,000     3,693,750
Fomento Economico Mexico, S.A.                Unsecd. Deb.           9.500     1997     2,000,000     2,020,000
Indah Kiat International Finance Co.          Gtd. Sr. Secd.
                                              Notes                 11.375     1999     2,000,000     2,040,000
Indah Kiat International Finance Co.          Gtd. Sr. Secd.
                                              Notes                 11.875     2002     3,000,000     3,060,000
Ispat Mexicana S. A.                          Sr. Unsecd. Deb.      10.375     2001     2,000,000     1,850,000
Klabin Fabricadora Papel                      Unsecd. Deb.          11.000     1998     2,000,000     2,020,000
Klabin Fabricadora Papel                      Unsecd. Deb.          10.000     2001     5,000,000     4,900,000
Metalurgica Gerdau, S.A.                      Unsecd. Deb.          10.250     2001       660,000       636,900
Telecom Argentina                             Unsecd. Deb.           8.375     2000     9,000,000     8,707,500
Telecom Argentina (e)                         Unsecd. Deb.           8.375     2000     1,440,000     1,411,200
Telecomunicacoes Brasileiras S. A.            Unsecd. Deb.          10.000     1997     9,852,000     9,987,465
Telecomunicacoes Brasileiras S. A. (e)        Unsecd. Deb.          10.000     1997     2,050,000     2,080,750
Telecomunicacoes Brasileiras S. A.            Unsecd. Deb.          10.375     1997       800,000       814,000
Telefonica de Argentina                       Unsecd. Deb.           8.375     2000     1,000,000       987,500
Telefonica de Argentina                       Unsecd. Deb.          11.875     2004     6,000,000     6,450,000
Vencemos Financing (e)                        Unsecd. Deb.           9.250     1996     1,900,000     1,871,500
Yacimientos Petroliferos Fiscales S. A.
  (YPF)                                       Unsecd. Notes          8.000     2004     2,300,000     2,190,750
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$53,737,992)                                               54,721,315
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U. S. DOLLARS) (13.2%)
Canada (Government of)                        Deb.                   7.500     2000     8,500,000     6,481,845
                                                                                 Canadian Dollars
Denmark (Kingdom of)                          Deb.                   8.000     2003    70,500,000    13,203,617
                                                                                     Danish Krone

PAGE 11
-----------------------------------------------


SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity   Principal       Market
                                                                     Rate      Date      Amount        Value
----------------------------------------------------------------------------------------------------------------
Sweden (Kingdom of)                           Deb.                  10.250%    2003    91,000,000  $ 14,655,217
                                                                                    Swedish Krona
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U. S. DOLLARS)(Cost--$31,856,831)                                           34,340,679
----------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT ISSUES (5.0%)
U.S. Treasury Bonds (f)                                              7.875     2021   $10,248,000    12,536,173
U.S. Treasury Notes                                                  6.250     2000       500,000       520,155
----------------------------------------------------------------------------------------------------------------
TOTAL U. S. GOVERNMENT ISSUES (Cost--$11,563,223)                                                    13,056,328
----------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$250,564,714)                                                             251,301,019
----------------------------------------------------------------------------------------------------------------
                                                                                         Shares
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS/WARRANTS (0.4%)
Ampex Corp., Class A (a)                                                                   75,765       284,119
Cookies USA, Inc., wts. (a)                                                                   360         4,500
Dial Page, Inc., wts. (a)                                                                   4,820            48
Dimac Corp.(10/29/93-$-0-)(a)(b)                                                           17,833       490,412
Finlay Enterprises, Inc. (a)                                                                  667         7,337
Grand Palais Casinos, Inc., Ltd. Liab. Int. (8/15/94-$-0-)(a)(b)                          160,136           160
Grand Palais Casinos, Inc., wts. (8/15/94-$57)(a)(b)                                       87,342            87
Grand Palais Casinos, Inc., Series A, wts. (8/15/94-$727)(a)(b)                            72,794            73
Grand Palais Casinos, Inc., Series B, wts. (8/15/94-$397)(a)(b)                            39,706            40
Grand Palais Casinos, Inc., Series C, wts. (8/15/94-$3,507)(a)(b)                         350,735           351
HDA Management Corp., wts. (a)                                                                875         2,734
Hemmeter Enterprises, Inc., wts. (a)(e)                                                    87,342            87
Hemmeter Enterprises, Inc., wts. (a)(e)                                                    98,568            99
Iowa Select Farms, wts. (8/2/94-$1,229,578)(a)(b)                                         151,650       151,650
Pagemart, Inc., wts. (a)(e)                                                                13,340        53,360
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/WARRANTS (Cost--$4,169,680)                                                         995,057
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK (0.5%)
Ampex Corp. (11/20/92-$2,106,054)(a)(b)                                                     2,156     1,317,047
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$256,840,448)                                                              253,613,123
OTHER ASSETS AND LIABILITIES--NET (2.2%)                                                              5,836,886
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                  $259,450,009
----------------------------------------------------------------------------------------------------------------

(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily availble. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted securitiy. On the date of acquisition there was no market quotation or similar securities and the above securities were valued at acquisition costs. At January 31, 1996, the fair value of these restricted securities was $13,527,593 (5.21% of net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities.

                                                        (continued on next page)

PAGE 12
-----------------------------------------------
Keystone Strategic Income Fund


SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) $2,460,000 principal amount of this security is used as collateral for a reverse repurchase agreement at January 31, 1996.

    Legend of Portfolio Abbreviations:
    FHLMC--Federal Home Loan Mortgage Corporation
    FNMA--Federal National Mortgage Association
    GNMA--Government National Mortgage Association




SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                    U.S. Value at        In       Net Unrealized
Exchange                                             January 31,      Exchange    Appreciation/
  Date                                                   1996        for U.S.$    (Depreciation)
-------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Buy:
                     Contracts to Receive
             ----------------------------------------------------
                                     French
2/05/96           6,254,703          Francs           $1,222,810    $1,262,268       ($ 39,458)
                                                                                    ------------
Forward Foreign Currency Exchange Contracts to Sell:
                     Contracts to Deliver
             ----------------------------------------------------
                                     French
2/05/96           6,254,703          Francs            1,222,810     1,274,000          51,190
                                     Danish
2/20/96          18,027,600          Krone             3,128,893     3,316,000         187,107
                                     Swedish
2/20/96          24,054,536          Krona             3,456,026     3,608,000         151,974
                                                                                    ------------
                                                                                       390,271
                                                                                    ------------
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts            $350,813
                                                                                    ============


See Notes to Financial Statements.

PAGE 13
-----------------------------------------------


FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                      Six Months
                                         Ended
                                      January 31,                   Year Ended July 31,
                                         1996          1995     1994(c)     1993      1992      1991
=======================================================================================================
                                      (Unaudited)
Net asset value beginning of
  period                                $  6.89      $  7.35   $   7.86   $  7.02   $  6.10    $  7.17
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                      0.28         0.64       0.61      0.69      0.78       0.89
Net realized and unrealized gain
  (loss) on investments, closed
  futures contracts and forward
  foreign currency related
  transactions                             0.01        (0.45)     (0.44)     0.89      0.89      (1.01)
-------------------------------------------------------------------------------------------------------
Total from investment operations           0.29         0.19       0.17      1.58      1.67      (0.12)
-------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     (0.29)       (0.60)     (0.61)    (0.72)    (0.75)     (0.89)
In excess of investment income                0        (0.03)     (0.03)    (0.02)        0      (0.06)
Tax basis return of capital                   0        (0.02)     (0.04)        0         0          0
-------------------------------------------------------------------------------------------------------
Total distributions                       (0.29)       (0.65)     (0.68)    (0.74)    (0.75)     (0.95)
-------------------------------------------------------------------------------------------------------
Net asset value end of period           $  6.89      $  6.89   $   7.35   $  7.86   $  7.02    $  6.10
=======================================================================================================
Total return(a)                            4.37%        3.00%      1.86%    24.13%    28.73%      0.54%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            1.30%(b)(d)  1.33%      1.32%     1.80%     2.09%      2.00%
 Total expenses excluding
   reimbursement                           1.30%(b)     1.33%      1.32%     1.80%     2.12%      2.25%
 Net investment income                     8.23%(b)     9.31%      7.79%     9.50%    11.73%     15.23%
Portfolio turnover rate                      57%          95%        92%      151%       95%        82%
-------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                           $78,723      $85,970   $105,181   $85,793   $70,459    $70,246
=======================================================================================================

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.29%.

See Notes to Financial Statements.

PAGE 14
-----------------------------------------------
Keystone Strategic Income Fund


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)


                                                    Six Months                                  February 1, 1993
                                                      Ended                                     (Date of Initial
                                                   January 31,       Year Ended July 31,        Public Offering)
                                                       1996            1995         1994(c)     to July 31, 1993
=================================================================================================================
                                                    (Unaudited)
Net asset value beginning of period                  $   6.92        $   7.38      $   7.89         $  7.07
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.26            0.60          0.55            0.24
Net realized and unrealized gain (loss) on
  investments, closed futures contracts and
  forward foreign currency related
  transactions                                           0.02           (0.47)        (0.44)           0.92
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.28            0.13          0.11            1.16
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.27)          (0.55)        (0.55)          (0.24)
In excess of net investment income                          0           (0.03)        (0.03)          (0.10)
Tax basis return of capital                                 0           (0.01)        (0.04)              0
-----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.27)          (0.59)        (0.62)          (0.34)
-----------------------------------------------------------------------------------------------------------------
Net asset value end of period                        $   6.93        $   6.92      $   7.38         $  7.89
=================================================================================================================
Total return(a)                                          4.13%           2.12%         1.10%          16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                          2.07%(b)(d)     2.06%         2.07%           2.37%(b)
 Net investment income                                   7.46%(b)        8.58%         7.11%           7.18%(b)
Portfolio turnover rate                                    57%             95%           92%            151%
-----------------------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                 $142,191        $149,091      $162,866         $35,415
=================================================================================================================

(a) Excluding applicable sales charges
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.06%.

See Notes to Financial Statements.

PAGE 15
-----------------------------------------------


FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                         Six Months                               February 1, 1993
                                                           Ended                                  (Date of Initial
                                                        January 31,         Year Ended July 31,   Public Offering)
                                                           1996              1995       1994(c)   to July 31, 1993
===================================================================================================================
                                                        (Unaudited)
Net asset value beginning of period                       $  6.92           $  7.37    $  7.88        $  7.07
===================================================================================================================
Income from investment operations:
Net investment income                                        0.26              0.59       0.55           0.24
Net realized and unrealized gain (loss) on
  investments, closed futures contracts and
  forward foreign currency related transactions              0.01             (0.45)     (0.44)          0.91
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                             0.27              0.14       0.11           1.15
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       (0.27)            (0.55)     (0.55)         (0.24)
In excess of net investment income                              0             (0.03)     (0.03)         (0.10)
Tax basis return of capital                                     0             (0.01)     (0.04)             0
-----------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)            (0.59)     (0.62)         (0.34)
-----------------------------------------------------------------------------------------------------------------
Net asset value end of period                             $  6.92           $  6.92    $  7.37        $  7.88
===================================================================================================================
Total return(a)                                              3.99%             2.27%      1.09%         16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                              2.07%(b)(d)       2.08%      2.07%          2.25%(b)
 Net investment income                                       7.46%(b)          8.56%      7.09%          7.35%(b)
Portfolio turnover rate                                       57%                95%        92%           151%
-----------------------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                      $38,536           $46,221    $59,228        $19,706
===================================================================================================================

(a) Excluding applicable sales charges
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.06%.

See Notes to Financial Statements.

PAGE 16
-----------------------------------------------
Keystone Strategic Income Fund


STATEMENT OF ASSETS AND LIABILITIES
January 31, 1996 (Unaudited)


=====================================================================================
Assets (Note 1)
 Investments at market value (identified
   cost--$256,840,448)                                                   $253,613,123
 Cash                                                                         468,091
 Receivable for:
  Investments sold                                                          5,307,090
  Fund shares sold                                                            222,720
  Interest                                                                  6,080,323
 Net unrealized appreciation on forward foreign currency exchange
  contracts                                                                   350,813
 Other assets                                                                 164,153
-------------------------------------------------------------------------------------
   Total assets                                                           266,206,313
-------------------------------------------------------------------------------------
Liabilities (Notes 1 and 4)
 Payable for:
  Investments purchased                                                     2,163,238
  Reverse repurchase agreement                                              3,011,901
  Fund shares redeemed                                                        619,711
  Income distribution                                                         805,196
 Due to related parties                                                        50,440
 Other accrued expenses                                                       105,818
-------------------------------------------------------------------------------------
   Total liabilities                                                        6,756,304
-------------------------------------------------------------------------------------
Net assets                                                               $259,450,009
=====================================================================================
Net assets represented by (Note 1)
 Paid-in capital                                                         $330,833,971
 Accumulated distributions in excess of net investment income              (1,360,778)
 Accumulated net realized loss on investments, closed futures
  contracts and forward foreign currency related transactions.            (67,117,015)
 Net unrealized depreciation on investments, forward foreign
  currency exchange contracts and related transactions                    (2,906,169)
-------------------------------------------------------------------------------------
Total net assets                                                         $259,450,009
=====================================================================================
Net Asset Value Per Share (Note 2)
 Class A Shares
  Net assets of $78,723,466/11,422,969 shares outstanding                       $6.89
  Offering price per share ($6.89/0.9525)(based on a sales
  charge of 4.75% of the offering price on January 31, 1996)                    $7.23
 Class B Shares
  Net assets of $142,190,947/20,526,554 shares outstanding                      $6.93
 Class C Shares
  Net assets of $38,535,596/5,569,341 shares outstanding                        $6.92
=====================================================================================


See Notes to Financial Statements.




STATEMENT OF OPERATIONS
Six Months Ended January 31, 1996 (Unaudited)

=====================================================================================
Investment income (Note 1)
 Interest                                                               $12,892,383
 Other income                                                               133,017
-------------------------------------------------------------------------------------
                                                                         13,025,400
-------------------------------------------------------------------------------------
Expenses (Notes 2 and 4)
 Management fee                                          $   887,311
 Transfer agent fees                                         365,529
 Accounting, auditing and legal fees                          29,607
 Custodian fees                                               95,251
 Printing                                                     13,594
 Trustees' fees and expenses                                  16,363
 Distribution Plan expenses                                1,053,663
 Registration fees                                            49,596
 Miscellaneous                                                 8,383
-------------------------------------------------------------------------------------
  Total expenses                                           2,519,297
  Less: Expenses paid indirectly (Note 4)                    (20,633)
-------------------------------------------------------------------------------------
  Net expenses                                                            2,498,664
-------------------------------------------------------------------------------------
 Net investment income                                                   10,526,736
-------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
  forward foreign currency related transactions (Notes
  1 and 3)
 Net realized gain (loss) on:
  Investments                                              1,046,269
  Forward foreign currency related transactions           (1,250,649)
-------------------------------------------------------------------------------------
 Net realized loss on investments and forward
  foreign currency related transactions                                    (204,380)
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments                                               (113,527)
  Forward foreign currency related transactions              805,855
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation on
  investments and forward foreign currency related
  transactions                                                              692,328
-------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and
  forward foreign currency related  transactions                            487,948
-------------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                                            $11,014,684
=====================================================================================

PAGE 17
-----------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Six Months
                                                                              Ended           Year Ended
                                                                         January 1, 1996     July 31, 1995
==========================================================================================================
                                                                           (Unaudited)
Operations
Net investment income                                                     $ 10,526,736       $ 25,856,250
Net realized loss on investments, closed futures contracts and
  forward foreign currency related transactions                               (204,380)       (38,021,996)
Net change in unrealized appreciation (depreciation) on investments
  and forward foreign currency related transactions                            692,328         17,203,692
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      11,014,684          5,037,946
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
Net investment income:
 Class A Shares                                                             (3,485,237)        (8,015,693)
 Class B Shares                                                             (5,727,826)       (12,000,626)
 Class C Shares                                                             (1,651,148)        (3,983,775)
In excess of net investment income:
 Class A Shares                                                                      0           (385,252)
 Class B Shares                                                                      0           (576,777)
 Class C Shares                                                                      0           (191,469)
Tax basis return of capital:
 Class A Shares                                                                      0           (199,090)
 Class B Shares                                                                      0           (298,065)
 Class C Shares                                                                      0            (98,947)
-----------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                     (10,864,211)       (25,749,694)
-----------------------------------------------------------------------------------------------------------
Net decrease in capital share transactions (Note 2)
Proceeds from shares sold:
 Class A Shares                                                              2,771,970         10,254,533
 Class B Shares                                                             11,313,171         34,092,723
 Class C Shares                                                              1,856,500         12,856,402
Payment for shares redeemed:
 Class A Shares                                                            (11,873,826)       (27,229,543)
 Class B Shares                                                            (21,206,921)       (44,185,075)
 Class C Shares                                                            (10,598,176)       (24,956,159)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                              1,796,821          4,322,219
 Class B Shares                                                              2,914,604          6,821,317
 Class C Shares                                                              1,043,253          2,742,673
-----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
  transactions                                                             (21,982,604)       (25,280,910)
-----------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                            (21,832,131)       (45,992,658)
-----------------------------------------------------------------------------------------------------------
Net assets
Beginning of period                                                        281,282,140        327,274,798
-----------------------------------------------------------------------------------------------------------
End of period [including accumulated distributions in excess of net investment income as follows: 1996--($1,360,778) and
  1995--($1,023,303)](Note 1)                                             $259,450,009       $281,282,140
==========================================================================================================

See Notes to Financial Statements.

PAGE 18
-----------------------------------------------
Keystone Strategic Income fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (formerly Keystone America Strategic Income
Fund) (the "Fund") was formed as a Massachusetts business trust on October 24, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund had no operations prior to February 13, 1987. The Fund seeks generous income from high yield, foreign and U.S. Government or agency obligations.

  The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.)("KDIC"), the Fund's principal underwriter.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.)("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominately of members of current and former management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Market quotations are not considered to be readily available for long-term bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

PAGE 19
-----------------------------------------------



B. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of the collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

 Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchased agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

E. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign

PAGE 20
-----------------------------------------------
Keystone Strategic Income fund


currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for financial reporting and federal income tax purposes.

G. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of l986, as amended (the "Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

H. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income and net capital gains are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes, and differences in the treatment of certain foreign currency gains and losses.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                            Six Months
                               Ended            Year Ended
                         January 31, 1996      July 31, 1995
------------------------------------------------------------
Class A Shares
--------------
Shares sold                    402,208           1,476,748
Shares redeemed             (1,724,419)         (3,933,229)
Shares issued in
  reinvestment of
  dividends and
  distributions                262,186             630,245
------------------------------------------------------------
Net decrease                (1,060,025)         (1,826,236)
------------------------------------------------------------
Class B Shares
--------------
Shares sold                  1,635,578           4,868,980
Shares redeemed             (3,065,411)         (6,393,919)
Shares issued in
  reinvestment of
  dividends and
  distributions                423,131             989,682
------------------------------------------------------------
Net decrease                (1,006,702)           (535,257)
------------------------------------------------------------
Class C Shares
--------------
Shares sold                    268,402           1,847,558
Shares redeemed             (1,533,838)         (3,594,976)
Shares issued in
  reinvestment of
  dividends and
  distributions                151,635             397,992
------------------------------------------------------------
Net decrease                (1,113,801)         (1,349,426)
------------------------------------------------------------


  The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The Class A Distribution Plan provides for payments, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses for the distribution of Class A shares.

PAGE 21
-----------------------------------------------



Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others (such as dealers) service fees at an annual rate of 0.25% of the average daily net asset value of Class A shares maintained by the such others.

  The Class B Distribution Plans provide for payment at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve month period of purchase to 1.00% of amounts redeemed during the sixth twelve month period. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

  The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase normally equal to .75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by rules adopted by the National Association of Securities Dealers, Inc. ("NASD")) plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of Class C shares sold by such others.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

  During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $96,124 under its Class A Distribution Plan. During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $650,776 for shares sold prior to June 1, 1995 and $90,614 for Class B shares sold on or after June 1, 1995. During the six months ended January 31, 1996, the Fund paid or accrued $216,149 under its Class C Distribution.

  Under applicable NASD rules, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans at January 31, 1996 are $10,305,787 for shares purchased prior to June 1, 1995 and $750,870 for shares purchased on or after June 1, 1995. The maximum uncollected amounts for which KIDC may seek

PAGE 22
-----------------------------------------------
Keystone Strategic Income fund



payment from the Fund under its Class C Distribution Plan is $4,609,728 as of January 31, 1996.

  Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its respective Distribution Plan.

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $30,845,000 which expires as follows: 1998-- $1,843,000, 1999--$11,547,000, 2000--$12,167,000 and 2002--$5,288,000.

  Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, during the six months ended January 31, 1996 were $149,095,944 and $173,283,732, respectively.

  The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1996 was approximately $1,416,740, or $0.04 per share based on average shares outstanding during the six months at a weighted average interest rate of 5.72%. The maximum amount of borrowing during the six month period was $3,011,900 (including accrued interest), at a weighted average interest rate of 5.58% (1.16% of total net assets).

(4.) Investment Management Agreement and other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and payable daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline to 0.25% as the net assets increase, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the six months ended January 31, 1996, the Fund paid or accrued investment management and administrative services fees of $887,311, which represented 0.64% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $754,214 was paid to Keystone for its services to the Fund.

  Keystone Investors Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent. During the six months ended January 31, 1996 the Fund paid or accrued to KIRC $365,529.

  During the six months ended January 31, 1996, the Fund paid or accrued to KII $10,373 for certain accounting services.

  The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1996, the Fund paid custody fees in the amount of $74,618 and received a credit of $20,633 purusant to the expense offset arrrangement, resulting in a total expense of $95,251. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees received no compensation directly from the Fund.

(5.) Distributions to Shareholders

Distributions of $0.049 per share for Class A, $0.045 for Class B, and $0.045 for Class C from net investment income were declared payable by March 6, 1996 to shareholders of record February 23, 1996. These distributions are not reflected in the accompanying financial statements.

PAGE 23
-----------------------------------------------




                              Keystone's Services
                                for Shareholders

  KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund



This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.



[Keystone logo] KEYSTONE
                INVESTMENTS

P.O. Box 2121
Boston, Massachusetts 02106-2121


SIF-SAR-3/96
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                                K E Y S T O N E











                                   STRATEGIC
                                  INCOME FUND










                                [Keystone logo]



                               SEMIANNUAL REPORT
                                JANUARY 31, 1996